UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2026, Eversource Energy issued (i) $750,000,000 aggregate principal amount of its Junior Subordinated Notes, Series A, Due 2056 (the “Series A Notes”) and (ii) $750,000,000 aggregate principal amount of its Junior Subordinated Notes, Series B, Due 2056 (the “Series B Notes” and together with the Series A Notes, the “Notes”), pursuant to an Underwriting Agreement, dated February 23, 2026, among Eversource Energy and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and MUFG Securities Americas Inc., as representatives of the underwriters named therein (the “Underwriting Agreement”).

The Notes are Eversource Energy’s unsecured obligations. The Series A Notes were issued under the First Supplemental Indenture, dated as of February 1, 2026, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “First Supplemental Indenture”), supplementing the Junior Subordinated Note Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., dated as of February 1, 2026 (the “Indenture”). The Series B Notes were issued under the Second Supplemental Indenture, dated as of February 1, 2026, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Second Supplemental Indenture”), supplementing the Indenture. The Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, and the terms of the Notes are further described under "Description of the Junior Subordinated Notes" in the prospectus supplement of Eversource Energy dated February 23, 2026, together with the related prospectus dated February 20, 2026.

The foregoing summaries of the Underwriting Agreement, the Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by references to such documents. The Underwriting Agreement, the Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture are filed hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

A copy of the opinion of Ropes & Gray LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto. A copy of the opinion of Ropes & Gray LLP relating to certain U.S. federal income tax matters is filed as Exhibit 8.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 23, 2026, among Eversource Energy and the Underwriters named therein.
4.1	Junior Subordinated Note Indenture, dated as of February 1, 2026, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	First Supplemental Indenture, dated as of February 1, 2026, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Second Supplemental Indenture, dated as of February 1, 2026, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.4	Form of the Series A Notes (included as Exhibit A to the First Supplemental Indenture filed herewith as Exhibit 4.2).
4.5	Form of the Series B Notes (included as Exhibit A to the Second Supplemental Indenture filed herewith as Exhibit 4.3).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Notes.
8.1	Legal opinion of Ropes & Gray LLP relating to certain U.S. federal income tax matters.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
23.2	Consent of Ropes & Gray LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

February 26, 2026	By:	/s/ Matthew P. Fallon
Matthew P. Fallon
Assistant Treasurer